UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2010

APPLE REIT SIX, INC.

(Exact name of registrant as specified in its charter)

Virginia	000-51270	20-0620523
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Six, Inc. (which is referred to below as the “Company”) is filing this report in accordance with Item 8.01 and Item 9.01 of Form 8-K.

Item 8.01.Other Events.

On February 22, 2010, the Company issued a letter to shareholders (“Shareholders’ Letter”) on a change to its distribution rate.

The Shareholders’ Letter is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.Financial Statements and Exhibits

d.	Exhibits

Exhibit 99.1 Shareholders’ Letter.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Six, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight,
Chief Executive Officer

February 22, 2010

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